JACOBS SOLUTIONS INC.
POWER OF ATTORNEY FOR EXECUTING
FORMS 3, 4 AND 5


	Know all by these present, that the undersigned hereby constitutes and appoints each of Claudia Jaramillo, Justin Johnson and Priya Howell, signing singly, the undersigned's true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Jacobs Solutions Inc. (the "Company"), Form 3,
4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder; and any other forms or reports the undersigned may be required to file in connection with the undersigned's ownership, acquisition or disposition of securities of the
Company.

(2)	do an perform any and all acts for and on behalf of undersigned which may be necessary or desirable to complete, execute and file any such Form 3, 4 and 5, or other form or report, and timely file such forms with the Securities and
Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of the attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by the attorney-in-fact on my behalf pursuant to this Power of Attorney shall be in such form and shall contain such information, terms and conditions as such attorney-in-fact may authorize or approve in such attorney-in-fact's discretion.

	The undersigned hereby gives and grants to each such the attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that the attorney-in-fact, or the attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned hereby acknowledge that the foregoing attorney-in-fact, in serving such capacity at the request of the undersigned, is not assuming any of my responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

	IN WITNESS WHEREOF, I hereby cause this Power of Attorney to be executed as of this 6th day of December, 2023.




                                           /s/Louis V. Pinkham
                                         _________________________________
                                         Signature


                                         Louis V. Pinkham
                                         _________________________________
                                         Print Name
                                         Director